Exhibit 2.1

Amended & Restated, constituting Amendment #2

FEDERATED HERMES INTERMEDIATE MUNICIPAL TRUST

(effective as of June 26, 2020)

(formerly: Intermediate Municipal Trust)

(formerly: Federated Intermediate Municipal Trust)

BY-LAWS, AS AMENDED

ARTICLE I

OFFICERS AND THEIR ELECTION

Section 1. Officers. The Officers of the Trust shall be a President, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Treasurer, and a Secretary. The Board of Trustees, in its discretion, may also elect or appoint one or more Vice Chairmen of the Board of Trustees (who need not be a Trustee), and other Officers or agents, including one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. An Executive Vice President, Senior Vice President or Vice President, the Secretary or the Treasurer may appoint an Assistant Vice President, an Assistant Secretary or an Assistant Treasurer, respectively, to serve until the next election of Officers. Two or more offices may be held by a single person except the offices of President and Executive Vice President, Senior Vice President or Vice President may not be held by the same person concurrently. It shall not be necessary for any Trustee or any Officer to be a holder of shares in any Series or Class of the Trust. Any officer, or such other person as the Board may appoint, may preside at meetings of the shareholders. See Amendment #4, dated 2/23/98; and Amendment #7, dated 8/23/02; and Amendment #11, dated 1/1/06

Section 2. Election of Officers. The Officers shall be elected annually by the Trustees. Each Officer shall hold office for one year and until the election and qualification of his successor, or until earlier resignation or removal. See Amendment #4, dated 2/23/98; and Amendment #7, dated 8/23/02; and Amendment #11, dated 1/1/06

Section 3. Resignations and Removals and Vacancies. Any Officer of the Trust may resign at any time by filing a written resignation with the Board of Trustees (or Chairman of the Trustees, if there is one), with the President, or with the Secretary. Any such resignation shall take effect at the time specified therein or, if no time is specified, at the time of receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any Officer elected by the Board of Trustees or whose appointment has been ratified by the Board of Trustees may be removed with or without cause at any time by a majority vote of all of the Trustees. Any other employee of the Trust may be removed or dismissed at any time by the President. Any vacancy in any of the offices, whether by resignation, removal or otherwise, may be filled for the unexpired portion of the term by the President. A vacancy in the office of Assistant Vice President may be filled by a Vice President; in the office of Assistant Secretary by the Secretary; or in the office of Assistant Treasurer by the Treasurer. Any appointment to fill any vacancy shall serve subject to ratification by the Board of Trustees at its next regular meeting. See Amendment #4, dated 2/23/98

ARTICLE II

POWERS AND DUTIES OF TRUSTEES AND OFFICERS

Section 1. Trustees. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

Section 2. Chairman of the Board. The Board may elect from among its members a Chairman of the Board. The Chairman shall at all times be a Trustee who meets all applicable regulatory and other relevant requirements for serving in such capacity. The Chairman shall not be an officer of the Trust, but shall preside over meetings of the Board and shall have such other responsibilities in furthering the Board functions as may be assigned from time to time by the Board of Trustees or prescribed by these By-Laws. It shall be understood that the election of any Trustee as Chairman shall not impose on that person any duty, obligation, or liability that is greater than the duties, obligations, and liabilities imposed on that person as a Trustee in the absence of such election, and no Trustee who is so elected shall be held to a higher standard of care by virtue thereof. In addition, election as Chairman shall not affect in any way that Trustee’s rights or entitlement to indemnification under the By-Laws or otherwise by the Trust. The Chairman shall be elected by the Board annually to hold office until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as herein provided in these By-Laws. Each Trustee, including the Chairman, shall have one vote.

Resignation. The Chairman may resign at any time by giving written notice of resignation to the Board. Any such resignation shall take effect at the time specified in such notice, or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Removal. The Chairman may be removed by majority vote of the Board with or without cause at any time.

Vacancy. Any vacancy in the office of Chairman, arising from any cause whatsoever, may be filled for the unexpired portion of the term of the office which shall be vacant by the vote of the Board.

Absence. If, for any reason, the Chairman is absent from a meeting of the Board, the Board may select from among its members who are present at such meeting a Trustee to preside at such meeting. See Amendment # 7, dated 8/23/02; and Amendment #11, dated 1/1/06

Section 3. Vice Chairman of the Trustees. Any Vice Chairman shall perform such duties as may be assigned to him from time to time by the Trustees. The Vice Chairman need not be a Trustee. See Amendment # 7, dated 8/23/02; and Amendment #11, dated 1/1/06

Section 4. President. The President shall be the principal executive officer of the Trust. He shall counsel and advise the Chairman. He shall have general supervision over the business of the Trust and policies of the Trust. He shall employ and define the duties of all employees, shall have power to discharge any such employees, shall exercise general supervision over the affairs of the Trust and shall perform such other duties as may be assigned to him from time to time by the Trustees, the Chairman or the Executive Committee. The President shall have the power to appoint one or more Assistant Secretaries or other junior officers, subject to ratification of such appointments by the Board. The President shall have the power to sign, in the name of and on behalf of the Trust, powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities or other property owned by the Trust, and may, in the name of and on behalf of the Trust, take all such action as the President may deem advisable in entering into agreements to purchase securities or other property in the ordinary course of business, and to sign representation letters in the course of buying securities or other property. See Amendment # 7, dated 8/23/02; and Amendment #11, dated 1/1/06

Section 5. Vice President. The Executive Vice President, Senior Vice President or Vice President, if any, in order of their rank as fixed by the Board or if not ranked, a Vice President designated by the Board, in the absence of the President shall perform all duties and may exercise any of the powers of the President subject to the control of the Trustees. Each Executive Vice President, Senior Vice President and Vice President shall perform such other duties as may be assigned to him from time to time by the Trustees, the Chairman, the President, or the Executive Committee. Each Executive Vice President, Senior Vice President and Vice President shall be authorized to sign documents on behalf of the Trust. The Executive Vice President, Senior Vice President and Vice President shall have the power to sign, in the name of and on behalf of the Trust and subject to Article VIII, Section 1, powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities or other property owned by the Trust, and may, in the name of and on behalf of the Trust, take all such action as the Executive Vice President, Senior Vice President or Vice President may deem advisable in entering into agreements to purchase securities or other property in the ordinary course of business, and to sign representation letters in the course of buying securities or other property. See Amendment # 7, dated 8/23/02; and Amendment #11, dated 1/1/06

Section 6. Secretary. The Secretary shall be the chief legal officer of the Trust responsible for providing legal guidance to the Trust. The Secretary shall keep or cause to be kept in books provided for that purpose the Minutes of the Meetings of Shareholders and of the Trustees; shall see that all Notices are duly given in accordance with the provisions of these By-Laws and as required by law; shall be custodian of the records and of the Seal of the Trust and see that the Seal is affixed to all documents, the execution of which on behalf of the Trust under its Seal is duly authorized; shall keep directly or through a transfer agent a register of the post office address of each shareholder of each Series or Class of the Trust, and make all proper changes in such register, retaining and filing his authority for such entries; shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and in general shall perform all duties incident to the Office of Secretary and such other duties as may from time to time be assigned to him by the Trustees, Chairman or the Executive Committee. See Amendment # 7, dated 8/23/02

Section 7. Treasurer. The Treasurer shall be the principal financial and accounting officer of the Trust responsible for the preparation and maintenance of the financial books and records of the Trust. He shall deliver all funds and securities belonging to any Series or Class to such custodian or sub-custodian as may be employed by the Trust for any Series or Class. The Treasurer shall perform such duties additional to the foregoing as the Trustees, Chairman or the Executive Committee may from time to time designate. See Amendment # 7, dated 8/23/02

Section 8. Assistant Vice President. The Assistant Vice President or Vice Presidents of the Trust shall have such authority and perform such duties as may be assigned to them by the Trustees, the Executive Committee or the Chairman. See Amendment # 7, dated 8/23/02

Section 9. Assistant Secretaries and Assistant Treasurers. The Assistant Secretary or Secretaries and the Assistant Treasurer or Treasurers shall perform the duties of the Secretary and of the Treasurer, respectively, in the absence of those Officers and shall have such further powers and perform such other duties as may be assigned to them respectively by the Trustees or the Executive Committee or the Chairman. See Amendment # 7, dated 8/23/02

Section 10. Chief Legal Officer. The Chief Legal Officer shall serve as Chief Legal Officer for the Trust, solely for purposes of complying with the attorney conduct rules (“Attorney Conduct Rules”) enacted by the Securities Exchange Commission pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 (the “Act”). The Chief Legal Officer shall have the authority to exercise all powers permitted to be exercised by a chief legal officer pursuant to Section 307 of the Act. The Chief Legal Officer, in his sole discretion, may delegate his responsibilities as Chief Legal Officer under the Attorney Conduct Rules to another attorney or firm of attorneys. See Amendment #8, dated 8/25/03

Section 11. Chief Compliance Officer. The Chief Compliance Officer shall be responsible for administering the Trust’s policies and procedures approved by the Board under Rule 38a-1 of the Investment Company Act of 1940, as amended. Notwithstanding any other provision of these By-Laws, the designation, removal and compensation of Chief Compliance Officer are subject to Rule 38a-1 under the Investment Company Act of 1940, as amended. See Amendment #9, dated 9/21/04

Section 12. Salaries. The salaries of the Officers shall be fixed from time to time by the Trustees. No officer shall be prevented from receiving such salary by reason of the fact that he is also a Trustee. See Amendment # 7, dated 8/23/02

ARTICLE III

POWERS AND DUTIES OF THE

EXECUTIVE AND OTHER COMMITTEES

Section 1. Executive and Other Committees. The Trustees may elect from their own number an Executive Committee to consist of not less than two members. The Executive Committee shall be elected by a resolution passed by a vote of at least a majority of the Trustees then in office. The Trustees may also elect from their own number other committees from time to time, the number composing such committees and the powers conferred upon the same to be determined by vote of the Trustees. Any committee may make rules for the conduct of its business.

Section 2. Vacancies in Executive Committee. Vacancies occurring in the Executive Committee from any cause shall be filled by the Trustees by a resolution passed by the vote of at least a majority of the Trustees then in office.

Section 3. Executive Committee to Report to Trustees. All action by the Executive Committee shall be reported to the Trustees at their meeting next succeeding such action.

Section 4. Procedure of Executive Committee. The Executive Committee shall fix its own rules of procedure not inconsistent with these By-Laws or with any directions of the Trustees. It shall meet at such times and places and upon such notice as shall be provided by such rules or by resolution of the Trustees. The presence of a majority shall constitute a quorum for the transaction of business, and in every case an affirmative vote of a majority of all the members of the Committee present shall be necessary for the taking of any action.

Section 5. Powers of Executive Committee. During the intervals between the Meetings of the Trustees, the Executive Committee, except as limited by the By-Laws of the Trust or by specific directions of the Trustees, shall possess and may exercise all the powers of the Trustees in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust, and shall have power to authorize the Seal of the Trust (if there is one) to be affixed to all instruments and documents requiring the same. Notwithstanding the foregoing, the Executive Committee shall not have the power to elect or remove Trustees, increase or decrease the number of Trustees, elect or remove any Officer, issue shares or recommend to shareholders any action requiring shareholder approval. See Amendment #12, dated 6/1/13

Section 6. Compensation. The members of any duly appointed committee shall receive such compensation and/or fees as from time to time may be fixed by the Trustees.

Section 7. Action by Consent of the Board of Trustees, Executive Committee or Other Committee. Subject to Article V, Section 2 of these By-Laws, any action required or permitted to be taken at any meeting of the Trustees, Executive Committee or any other duly appointed Committee may be taken without a meeting if consents in writing setting forth such action are signed by all members of the Board or such Committee and such consents are filed with the records of the Trust. In the event of the death, removal, resignation or incapacity of any Board or Committee member prior to that Trustee signing such consent, the remaining Board or Committee members may re-constitute themselves as the entire Board or Committee until such time as the vacancy is filled in order to fulfill the requirement that such consents be signed by all members of the Board or Committee. See Amendment #3, dated 11/18/97

ARTICLE IV

SHAREHOLDERS' MEETINGS

Section 1. Special Meetings. A special meeting of the shareholders of the Trust or of a particular Series or Class shall be called by the Secretary whenever ordered by the Trustees, the Chairman or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust or of the relevant Series or Class, entitled to vote. If the Secretary, when so ordered or requested, refuses or neglects for more than two days to call such special meeting, the Trustees, Chairman or the shareholders so requesting may, in the name of the Secretary, call the meeting by giving notice thereof in the manner required when notice is given by the Secretary.

Section 2. Notices. Except as above provided, notices of any special meeting of the shareholders of the Trust or a particular Series or Class, shall be given by the Secretary by delivering or mailing, postage prepaid, to each shareholder entitled to vote at said meeting, a written or printed notification of such meeting, at least fifteen days before the meeting, to such address as may be registered with the Trust by the shareholder. No notice of any meeting of Shareholders need be given to a Shareholder if a written waiver of notice, executed before or after the meeting by such Shareholder or his or her attorney thereunto duly authorized, is filed with the records of the meeting. Notice may be waived as provided in Article XIII of the By-Laws.

Section 3. Place of Meeting. Meetings of the shareholders of the Trust or a particular Series or Class shall be held at such place within or without The Commonwealth of Massachusetts as may be fixed from time to time by resolution of the Trustees. See Amendment #6, dated 5/12/98

Section 4. Action by Unanimous Consent. Any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting, if a consent in writing, setting forth such action, is signed by all the shareholders entitled to vote on the subject matter thereof, and such consent is filed with the records of the Trust.

Section 5. Proxies. Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder’s name on a proxy or authorizing another to act as the shareholder’s agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting. See Amendment #5, dated 2/27/98

ARTICLE V

TRUSTEES' MEETINGS

Section 1. Number and Qualifications of Trustees. The number of Trustees can be changed from time to time by a majority of the Trustees to not less than three nor more than twenty. The term of office of a Trustee shall not be affected by any decrease in the number of Trustees made by the Trustees pursuant to the foregoing authorization. Each Trustee shall hold office for the life of the Trust, or as otherwise provided in the Declaration of Trust.

Section 2. Special Meetings. Special meetings of the Trustees shall be called by the Secretary at the written request of the Chairman or any Trustee, and if the Secretary when so requested refuses or fails for more than twenty-four hours to call such meeting, the Chairman or such Trustee may in the name of the Secretary call such meeting by giving due notice in the manner required when notice is given by the Secretary.

Section 3. Regular Meetings. Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that any Trustee who is absent when such determination is made shall be given notice of the determination.

Section 4. Quorum and Vote. A majority of the Trustees shall constitute a quorum for the transaction of business. The act of a majority of the Trustees present at any meeting at which a quorum is present shall be the act of the Trustees unless a greater proportion is required by the Declaration of Trust or these By-Laws or applicable law. In the absence of a quorum, a majority of the Trustees present may adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.

Section 5. Notices. It shall be sufficient notice of a special meeting to send notice by mail to a Trustee at least forty-eight hours or by telegram, telex or telecopy or other electronic facsimile transmission method at least twenty-four hours before the meeting addressed to the Trustee at his usual or last known business or residence address or to give notice to such Trustee in person or by telephone at least twenty-four hours before the meeting. Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by such Trustee before the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting the lack of notice to such Trustee prior thereto or at its commencement. Subject to compliance with Section 15(c) of the 1940 Act, notice or waiver of notice need not specify the purpose of any special meeting.

Section 6. Place of Meeting. Meetings of the Trustees shall be held at such place within or without The Commonwealth of Massachusetts as fixed from time to time by resolution of the Trustees, or as the person or persons requesting said meeting to be called may designate, but any meeting may adjourn to any other place. See Amendment #6, dated 5/12/98

Section 7. Telephonic Meeting. Subject to compliance with Sections 15(c) and 32(a) of the 1940 Act, if it is impractical for the Trustees to meet in person, the Trustees may meet by means of a telephone conference circuit to which all Trustees are connected or of which all Trustees shall have waived notice, which meeting shall be deemed to have been held at a place designated by the Trustees at the meeting.

Section 8. Special Action. When all the Trustees shall be present at any meeting, however called, or whenever held, or shall assent to the holding of the meeting without notice, or after the meeting shall sign a written assent thereto on the record of such meeting, the acts of such meeting shall be valid as if such meeting had been regularly held.

Section 9. Action by Consent. Any action by the Trustees may be taken without a meeting if a written consent thereto is signed by all the Trustees and filed with the records of the Trustees' meetings. Such consent shall be treated as a vote of the Trustees for all purposes.

Section 10. Compensation of Trustees. The Trustees may receive a stated salary for their services as Trustees, and by resolution of Trustees a fixed fee and expenses of attendance may be allowed for attendance at each Meeting. Nothing herein contained shall be construed to preclude any Trustee from serving the Trust in any other capacity, as an officer, agent or otherwise, and receiving compensation therefor.

ARTICLE VI

SHARES

Section 1. Certificates. All certificates for shares shall be signed by the Chairman, President or any Vice President and by the Treasurer or Secretary or any Assistant Treasurer or Assistant Secretary and sealed with the seal of the Trust. The signatures may be either manual or facsimile signatures and the seal may be either facsimile or any other form of seal. Certificates for shares for which the Trust has appointed an independent Transfer Agent and Registrar shall not be valid unless countersigned by such Transfer Agent and registered by such Registrar. In case any officer who has signed any certificate ceases to be an officer of the Trust before the certificate is issued, the certificate may nevertheless be issued by the Trust with the same effect as if the officer had not ceased to be such officer as of the date of its issuance. Share certificates of each Series or Class shall be in such form not inconsistent with law or the Declaration of Trust or these By-Laws as may be determined by the Trustees.

Section 2. Transfer of Shares. The shares of each Series and Class of the Trust shall be transferable, so as to affect the rights of the Trust or any Series or Class, only by transfer recorded on the books of the Trust or its Transfer Agent, in person or by attorney.

Section 3. Equitable Interest Not Recognized. The Trust shall be entitled to treat the holder of record of any share or shares of a Series or Class as the absolute owner thereof and shall not be bound to recognize any equitable or other claim or interest in such share or shares of a Series or Class on the part of any other person except as may be otherwise expressly provided by law.

Section 4. Lost, Destroyed or Mutilated Certificates. In case any certificate for shares is lost, mutilated or destroyed, the Trustees may issue a new certificate in place thereof upon indemnity to the relevant Series or Class against loss and upon such other terms and conditions as the Trustees may deem advisable.

Section 5. Transfer Agent and Registrar: Regulations. The Trustees shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issuance, transfer and registration of certificates for shares and may appoint a Transfer Agent and/or Registrar of certificates for shares of each Series or Class, and may require all such share certificates to bear the signature of such Transfer Agent and/or of such Registrar.

ARTICLE VII

INSPECTION OF BOOKS

The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Series and Class or any of them shall be open to the inspection of the shareholders of any Series or Class; and no shareholder shall have any right of inspecting any account or book or document of the Trust except that, to the extent such account or book or document relates to the Series or Class in which he is a Shareholder or the Trust generally, such Shareholder shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the Shareholders of the relevant Series or Class.

ARTICLE VIII

AGREEMENTS, CERTAIN DELEGATION, CHECKS, DRAFTS, ENDORSEMENTS, ETC.

Section 1. Agreements, Etc. The Trustees or the Executive Committee may authorize any officer or agent of the Trust to enter into any agreement or execute and deliver any instrument in the name of the Trust on behalf of any Series or Class, and such authority may be general or confined to specific instances; and, unless so authorized by the Trustees or by the Executive Committee or by these By-Laws, no officer, agent or employee shall have any power or authority to bind the Trust by any agreement or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or for any amount.

Section 2. Delegation of Authority Relating to Dividends. The Trustees or the Executive Committee may delegate to any Officer or Agent of the Trust the ability to authorize the payment of dividends and the ability to fix the amount and other terms of a dividend regardless of whether or not such dividend has previously been authorized by the Trustees. See Amendment #12, dated 6/1/13

Section 2. Checks, Drafts, Etc. All checks, drafts, or orders for the payment of money, notes and other evidences of indebtedness shall be signed by such officers, employees or agents as shall from time to time be designated by the Trustees or the Executive Committee, or as may be specified in or pursuant to the agreement between the Trust on behalf of any Series or Class and the custodian appointed, pursuant to the provisions of the Declaration of Trust.

Section 3. Endorsements, Assignments and Transfer of Securities. All endorsements, assignments, stock powers, other instruments of transfer or directions for the transfer of portfolio securities, whether or not registered in nominee form, or belonging to any Series or Class shall be made by such officers, employees or agents as may be authorized by the Trustees or the Executive Committee.

Section 4. Evidence of Authority. Anyone dealing with the Trust shall be fully justified in relying on a copy of a resolution of the Trustees or of any committee thereof empowered to act in the premises which is certified as true by the Secretary or an Assistant Secretary under the seal of the Trust.

ARTICLE IX

INDEMNIFICATION OF TRUSTEES AND OFFICERS

Article IX added by amendment – See Amendment #10, dated 8/18/05

Section 1. Indemnification. The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct").

Section 2. Actions By Trustee Against The Trust. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (i) was authorized by a majority of the Trustees or (ii) was instituted by the indemnitee to enforce his rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.

Section 3. Survival. The rights to indemnification set forth herein shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his heirs, executors and personal and legal representatives.

Section 4. Amendments. No amendment or restatement of these by-laws or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Section 5. Procedure. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable (or even if obtainable, if such majority so directs) independent legal counsel in a written opinion concludes, based on a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (f) below.

Section 6. Advances. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written undertaking to reimburse the Trust if it is subsequently determined that the indemnitee is not entitled to such indemnification. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Section 7. Other Rights. The rights accruing to any indemnitee under these provisions shall not exclude any other rights which any person may have or hereafter acquire under the Declaration of Trust or the By-Laws of the Trust, by contract or otherwise under law, by a vote of shareholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he may be lawfully entitled.

Section 8. Indemnification Of Employees And Agents. Subject to any limitations provided by the Investment Company Act of 1940 Act or otherwise under the Declaration of Trust or the By-Laws of the Trust, contract or otherwise under law, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent permitted by applicable law, provided that such indemnification has been approved by a majority of the Trustees.

ARTICLE X

SEAL

The seal of the Trust shall consist of a flat-faced die with the word "Massachusetts", together with the name of the Trust and the year of its organization cut or engraved thereon but, unless otherwise required by the Trustees, the seal shall not be necessary to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.

ARTICLE XI

FISCAL YEAR

The fiscal year of the Trust and each Series or Class shall be as designated from time to time by the Trustees.

ARTICLE XII

AMENDMENTS

These By-Laws may be amended by a majority vote of all of the Trustees.

ARTICLE XIII

WAIVERS OF NOTICE

Whenever any notice whatever is required to be given under the provisions of any statute of The Commonwealth of Massachusetts, or under the provisions of the Declaration of Trust or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, or presence at a meeting to which such person was entitled notice of, shall be deemed equivalent thereto. A notice shall be deemed to have been given if telegraphed, cabled, or sent by wireless when it has been delivered to a representative of any telegraph, cable or wireless company with instructions that it be telegraphed, cabled, or sent by wireless. Any notice shall be deemed to be given if mailed at the time when the same shall be deposited in the mail.

ARTICLE XIV

REPORT TO SHAREHOLDERS

The Trustees shall at least semi-annually submit to the shareholders of each Series or Class a written financial report of the transactions of that Series or Class including financial statements which shall at least annually be certified by independent public accountants.

ARTICLE XV

BOOKS AND RECORDS

The books and records of the Trust and any Series or Class, including the stock ledger or ledgers, may be kept in or outside The Commonwealth of Massachusetts at such office or agency of the Trust as may from time to time be determined by the Trustees.

ARTICLE XVI

TERMS

Terms defined in the Declaration of Trust and not otherwise defined herein are used herein with the meanings set forth or referred to in the Declaration of Trust.

The following pages contain the actual amendments referenced in the preceding By-Laws.
Intermediate Municipal Trust

Amendment No. 3

to the By-Laws

Effective November 18, 1997

Delete Article III, Section 7 and replace with the following:

Action by Consent of the Board of Trustees, Executive Committee or Other Committee. Subject to Article V, Section 2 of these By-Laws, any action required or permitted to be taken at any meeting of the Trustees, Executive Committee or any other duly appointed Committee may be taken without a meeting if consents in writing setting forth such action are signed by all members of the Board or such Committee and such consents are filed with the records of the Trust. In the event of the death, removal, resignation or incapacity of any Board or Committee member prior to that Trustee signing such consent, the remaining Board or Committee members may re-constitute themselves as the entire Board or Committee until such time as the vacancy is filled in order to fulfill the requirement that such consents be signed by all members of the Board or Committee.

Intermediate Municipal Trust

Amendment #4

to the By-Laws

(effective February 23, 1998)

Delete Sections 1, 2 and 3 of Article I, OFFICERS AND THEIR ELECTION, and replace with:

Section 1. Officers. The Officers of the Trust shall be a President, one or more Vice Presidents, a Treasurer, and a Secretary. The Board of Trustees, in its discretion, may also elect or appoint a Chairman of the Board of Trustees (who must be a Trustee) and other Officers or agents, including one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. A Vice President, the Secretary or the Treasurer may appoint an Assistant Vice President, an Assistant Secretary or an Assistant Treasurer, respectively, to serve until the next election of Officers. Two or more offices may be held by a single person except the offices of President and Vice President may not be held by the same person concurrently. It shall not be necessary for any Trustee or any Officer to be a holder of shares in any Series or Class of the Trust.

Section 2. Election of Officers. The Officers shall be elected annually by the Trustees. Each Officer shall hold office for one year and until the election and qualification of his successor, or until earlier resignation or removal. The Chairman of the Board of Trustees, if there is one, shall be elected annually by and from the Trustees, and serve until a successor is so elected and qualified, or until earlier resignation or removal.

Section 3. Resignations and Removals and Vacancies. Any Officer of the Trust may resign at any time by filing a written resignation with the Board of Trustees (or Chairman of the Trustees, if there is one), with the President, or with the Secretary. Any such resignation shall take effect at the time specified therein or, if no time is specified, at the time of receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any Officer elected by the Board of Trustees or whose appointment has been ratified by the Board of Trustees may be removed with or without cause at any time by a majority vote of all of the Trustees. Any other employee of the Trust may be removed or dismissed at any time by the President. Any vacancy in any of the offices, whether by resignation, removal or otherwise, may be filled for the unexpired portion of the term by the President. A vacancy in the office of Assistant Vice President may be filled by a Vice President; in the office of Assistant Secretary by the Secretary; or in the office of Assistant Treasurer by the Treasurer. Any appointment to fill any vacancy shall serve subject to ratification by the Board of Trustees at its next regular meeting.

Intermediate Municipal Trust

Amendment #5

to the By-Laws

(effective February 27, 1998)

Delete Section 5 Proxies of Article IV Shareholders’ Meetings, and replace with the following:

Section 5. Proxies. Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder’s name on a proxy or authorizing another to act as the shareholder’s agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

Intermediate Municipal Trust

Amendment #6

to the By-Laws

(effective May 12, 1998)

Strike Section 3 - Place of Meeting of Article IV - Shareholders’ Meetings and replace it with the following:

Section 3. Place of Meeting. Meetings of the shareholders of the Trust or a particular Series or Class shall be held at such place within or without The Commonwealth of Massachusetts as may be fixed from time to time by resolution of the Trustees.

Strike Section 6 - Place of Meeting of Article V - Trustees’ Meetings and replace it with the following:

Section 6. Place of Meeting. Meetings of the Trustees shall be held at such place within or without The Commonwealth of Massachusetts as fixed from time to time by resolution of the Trustees, or as the person or persons requesting said meeting to be called may designate, but any meeting may adjourn to any other place.

Intermediate Municipal Trust

Amendment #7

to the By-Laws

(effective August 23, 2002)

Strike Section 1 of ARTICLE I – OFFICERS AND THEIR ELECTION, and replace with the following:

Section 1. Officers. The Officers of the Trust shall be a President, one or more Vice Presidents, a Treasurer, and a Secretary. The Board of Trustees, in its discretion, may also elect or appoint a Chairman of the Board of Trustees (who must be a Trustee), a Vice Chairman of the Board of Trustees, and other Officers or agents, including one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. A Vice President, the Secretary or the Treasurer may appoint an Assistant Vice President, an Assistant Secretary or an Assistant Treasurer, respectively, to serve until the next election of Officers. Two or more offices may be held by a single person except the offices of President and Vice President may not be held by the same person concurrently. It shall not be necessary for any Trustee or any Officer to be a holder of shares in any Series or Class of the Trust.

Strike Sections 2 through 9 of Article II, and replace with the following:

Section 2. Chairman of the Trustees (“Chairman”). The Chairman, if there be a Chairman, shall preside at the meetings of Shareholders and of the Board of Trustees and shall perform such other duties as may be assigned to him from time to time by the Trustees.

Section 3. Vice Chairman of the Trustees (“Vice Chairman”). The Vice Chairman, in the absence of the Chairman, shall perform such duties as may be assigned to him from time to time by the Trustees or the Chairman. The Vice Chairman need not be a Trustee.

Section 4. President. The President shall be the principal executive officer of the Trust. The President, in the absence of the Chairman, shall perform all duties and may exercise any of the powers of the Chairman subject to the control of the other Trustees. He shall counsel and advise the Chairman on matters of major importance. He shall have general supervision over the business of the Trust and policies of the Trust. He shall employ and define the duties of all employees of the Trust, shall have power to discharge any such employees, shall exercise general supervision over the affairs of the Trust and shall perform such other duties as may be assigned to him from time to time by the Trustees, the Chairman or the Executive Committee.

Section 5. Vice President. The Vice President (or if more than one, the senior Vice President) in the absence of the President shall perform all duties and may exercise any of the powers of the President subject to the control of the Trustees. Each Vice President shall perform such other duties as may be assigned to him from time to time by the Trustees, the Chairman or the Executive Committee. Each Vice President shall be authorized to sign documents on behalf of the Trust.

Section 6. Secretary. The Secretary shall be the chief legal officer of the Trust responsible for providing legal guidance to the Trust. The Secretary shall keep or cause to be kept in books provided for that purpose the Minutes of the Meetings of Shareholders and of the Trustees; shall see that all Notices are duly given in accordance with the provisions of these By-Laws and as required by law; shall be custodian of the records and of the Seal of the Trust and see that the Seal is affixed to all documents, the execution of which on behalf of the Trust under its Seal is duly authorized; shall keep directly or through a transfer agent a register of the post office address of each shareholder of each Series or Class of the Trust, and make all proper changes in such register, retaining and filing his authority for such entries; shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and in general shall perform all duties incident to the Office of Secretary and such other duties as may from time to time be assigned to him by the Trustees, Chairman or the Executive Committee.

Section 7. Treasurer. The Treasurer shall be the principal financial and accounting officer of the Trust responsible for the preparation and maintenance of the financial books and records of the Trust. He shall deliver all funds and securities belonging to any Series or Class to such custodian or sub-custodian as may be employed by the Trust for any Series or Class. The Treasurer shall perform such duties additional to the foregoing as the Trustees, Chairman or the Executive Committee may from time to time designate.

Section 8. Assistant Vice President. The Assistant Vice President or Vice Presidents of the Trust shall have such authority and perform such duties as may be assigned to them by the Trustees, the Executive Committee or the Chairman.

Section 9. Assistant Secretaries and Assistant Treasurers. The Assistant Secretary or Secretaries and the Assistant Treasurer or Treasurers shall perform the duties of the Secretary and of the Treasurer, respectively, in the absence of those Officers and shall have such further powers and perform such other duties as may be assigned to them respectively by the Trustees or the Executive Committee or the Chairman.

Section 10. Salaries. The salaries of the Officers shall be fixed from time to time by the Trustees. No officer shall be prevented from receiving such salary by reason of the fact that he is also a Trustee.

Intermediate Municipal Trust

Amendment #8

to the By-Laws

Effective August 25, 2003

Insert the following into Article II, Power and Duties of Trustees and Officers, and renumber Section 10 as Section 11:

Section 10. Chief Legal Officer. The Chief Legal Officer shall serve as Chief Legal Officer for the Trust, solely for purposes of complying with the attorney conduct rules (“Attorney Conduct Rules”) enacted by the Securities Exchange Commission pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 (the “Act”). The Chief Legal Officer shall have the authority to exercise all powers permitted to be exercised by a chief legal officer pursuant to Section 307 of the Act. The Chief Legal Officer, in his sole discretion, may delegate his responsibilities as Chief Legal Officer under the Attorney Conduct Rules to another attorney or firm of attorneys.

AMENDMENT #9
TO THE BY-LAWS
OF
INTERMEDIATE MUNICIPAL TRUST

Effective September 21, 2004

Insert the following into Article II, Power and Duties of Trustees and Officers and renumber Section 11 as Section 12:

Section 11. Chief Compliance Officer. The Chief Compliance Officer shall be responsible for administering the Trust’s policies and procedures approved by the Board under Rule 38a-1 of the Investment Company Act of 1940, as amended. Notwithstanding any other provision of these By-Laws, the designation, removal and compensation of Chief Compliance Officer are subject to Rule 38a-1 under the Investment Company Act of 1940, as amended.

AMENDMENT #10
TO THE BY-LAWS
OF
INTERMEDIATE MUNICIPAL TRUST

Effective August 18, 2005

Insert the following as Article IX:

Article IX
Indemnification of Trustees and Officers

Section 1. Indemnification. The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct").

Section 2. Actions By Trustee Against The Trust. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (i) was authorized by a majority of the Trustees or (ii) was instituted by the indemnitee to enforce his rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.

Section 3. Survival. The rights to indemnification set forth herein shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his heirs, executors and personal and legal representatives.

Section 4. Amendments. No amendment or restatement of these by-laws or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Section 5. Procedure. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable (or even if obtainable, if such majority so directs) independent legal counsel in a written opinion concludes, based on a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (f) below.

Section 6. Advances. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written undertaking to reimburse the Trust if it is subsequently determined that the indemnitee is not entitled to such indemnification. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Section 7. Other Rights. The rights accruing to any indemnitee under these provisions shall not exclude any other rights which any person may have or hereafter acquire under the Declaration of Trust or the By-Laws of the Trust, by contract or otherwise under law, by a vote of shareholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he may be lawfully entitled.

Section 8. Indemnification Of Employees And Agents. Subject to any limitations provided by the Investment Company Act of 1940 Act or otherwise under the Declaration of Trust or the By-Laws of the Trust, contract or otherwise under law, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent permitted by applicable law, provided that such indemnification has been approved by a majority of the Trustees.

Renumber remaining Articles accordingly.

AMENDMENT #11
TO THE BY-LAWS
OF
INTERMEDIATE MUNICIPAL TRUST

Effective January 1, 2006

Strike Section 1, Officers, and Section 2, Election of Officers from Article I – OFFICERS AND THEIR ELECTION, and replace with the following:

Section 1. Officers. The Officers of the Trust shall be a President, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Treasurer, and a Secretary. The Board of Trustees, in its discretion, may also elect or appoint one or more Vice Chairmen of the Board of Trustees (who need not be a Trustee), and other Officers or agents, including one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. An Executive Vice President, Senior Vice President or Vice President, the Secretary or the Treasurer may appoint an Assistant Vice President, an Assistant Secretary or an Assistant Treasurer, respectively, to serve until the next election of Officers. Two or more offices may be held by a single person except the offices of President and Executive Vice President, Senior Vice President or Vice President may not be held by the same person concurrently. It shall not be necessary for any Trustee or any Officer to be a holder of shares in any Series or Class of the Trust. Any officer, or such other person as the Board may appoint, may preside at meetings of the shareholders.

Section 2. Election of Officers. The Officers shall be elected annually by the Trustees. Each Officer shall hold office for one year and until the election and qualification of his successor, or until earlier resignation or removal.

Strike Sections 2, Chairman of the Trustees, Section 3, Vice Chairman of the Trustees, Section 4, President, and Section 5, Vice President from Article II – POWERS AND DUTIES OF TRUSTEES AND OFFICERS, and replace with the following:

Section 2. Chairman of the Board. The Board may elect from among its members a Chairman of the Board. The Chairman shall at all times be a Trustee who meets all applicable regulatory and other relevant requirements for serving in such capacity. The Chairman shall not be an officer of the Trust, but shall preside over meetings of the Board and shall have such other responsibilities in furthering the Board functions as may be assigned from time to time by the Board of Trustees or prescribed by these By-Laws. It shall be understood that the election of any Trustee as Chairman shall not impose on that person any duty, obligation, or liability that is greater than the duties, obligations, and liabilities imposed on that person as a Trustee in the absence of such election, and no Trustee who is so elected shall be held to a higher standard of care by virtue thereof. In addition, election as Chairman shall not affect in any way that Trustee’s rights or entitlement to indemnification under the By-Laws or otherwise by the Trust. The Chairman shall be elected by the Board annually to hold office until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as herein provided in these By-Laws. Each Trustee, including the Chairman, shall have one vote.

Resignation. The Chairman may resign at any time by giving written notice of resignation to the Board. Any such resignation shall take effect at the time specified in such notice, or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Removal. The Chairman may be removed by majority vote of the Board with or without cause at any time.

Vacancy. Any vacancy in the office of Chairman, arising from any cause whatsoever, may be filled for the unexpired portion of the term of the office which shall be vacant by the vote of the Board.

Absence. If, for any reason, the Chairman is absent from a meeting of the Board, the Board may select from among its members who are present at such meeting a Trustee to preside at such meeting.

Section 3. Vice Chairman of the Trustees. Any Vice Chairman shall perform such duties as may be assigned to him from time to time by the Trustees. The Vice Chairman need not be a Trustee.

Section 4. President. The President shall be the principal executive officer of the Trust. He shall counsel and advise the Chairman. He shall have general supervision over the business of the Trust and policies of the Trust. He shall employ and define the duties of all employees, shall have power to discharge any such employees, shall exercise general supervision over the affairs of the Trust and shall perform such other duties as may be assigned to him from time to time by the Trustees, the Chairman or the Executive Committee. The President shall have the power to appoint one or more Assistant Secretaries or other junior officers, subject to ratification of such appointments by the Board. The President shall have the power to sign, in the name of and on behalf of the Trust, powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities or other property owned by the Trust, and may, in the name of and on behalf of the Trust, take all such action as the President may deem advisable in entering into agreements to purchase securities or other property in the ordinary course of business, and to sign representation letters in the course of buying securities or other property.

Section 5. Vice President. The Executive Vice President, Senior Vice President or Vice President, if any, in order of their rank as fixed by the Board or if not ranked, a Vice President designated by the Board, in the absence of the President shall perform all duties and may exercise any of the powers of the President subject to the control of the Trustees. Each Executive Vice President, Senior Vice President and Vice President shall perform such other duties as may be assigned to him from time to time by the Trustees, the Chairman, the President, or the Executive Committee. Each Executive Vice President, Senior Vice President and Vice President shall be authorized to sign documents on behalf of the Trust. The Executive Vice President, Senior Vice President and Vice President shall have the power to sign, in the name of and on behalf of the Trust and subject to Article VIII, Section 1, powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities or other property owned by the Trust, and may, in the name of and on behalf of the Trust, take all such action as the Executive Vice President, Senior Vice President or Vice President may deem advisable in entering into agreements to purchase securities or other property in the ordinary course of business, and to sign representation letters in the course of buying securities or other property.

AMENDMENT #12
TO THE BY-LAWS
OF
INTERMEDIATE MUNICIPAL TRUST

Effective June 1, 2013

Strike Section 5. Powers of Executive Committee from ARTICLE III - POWERS AND DUTIES OF THE EXECUTIVE AND OTHER COMMITTEES and replace with the following:

Section 5. Powers of Executive Committee. During the intervals between the Meetings of the Trustees, the Executive Committee, except as limited by the By-Laws of the Trust or by specific directions of the Trustees, shall possess and may exercise all the powers of the Trustees in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust, and shall have power to authorize the Seal of the Trust (if there is one) to be affixed to all instruments and documents requiring the same. Notwithstanding the foregoing, the Executive Committee shall not have the power to elect or remove Trustees, increase or decrease the number of Trustees, elect or remove any Officer, issue shares or recommend to shareholders any action requiring shareholder approval.

Insert the following into Article VIII, Agreements, Checks, Drafts, Endorsements, etc. and renumber the remaining sections accordingly:

Section 2. Delegation of Authority Relating to Dividends. The Trustees or the Executive Committee may delegate to any Officer or Agent of the Trust the ability to authorize the payment of dividends and the ability to fix the amount and other terms of a dividend regardless of whether or not such dividend has previously been authorized by the Trustees.

The title of Article VIII is deleted and replaced as follows: “Agreements, Certain Delegation, Checks, Drafts, Endorsements, etc.”

AMENDMENT #13
TO THE BY-LAWS
OF

INTERMEDIATE MUNICIPAL TRUST

Effective August 17, 2018

Delete Article IX, Indemnification of Trustees and Officers in its entirety and replace with the following:

Article IX
Indemnification of Trustees and Officers

Section 1. Indemnification. The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against: (a) any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust; and (b) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust, or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative; provided, however, that, in the case of clause (a) and clause (b), no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct").

Section 2. Actions By Trustee Against The Trust. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (i) was authorized by a majority of the Trustees or (ii) was instituted by the indemnitee to enforce his rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.

Section 3. Survival. The rights to indemnification set forth herein shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his heirs, executors and personal and legal representatives.

Section 4. Amendments. No amendment or restatement of these by-laws or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Section 5. Procedure. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable (or even if obtainable, if such majority so directs) independent legal counsel in a written opinion concludes, based on a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (f) below.

Section 6. Advances. The Trust shall make advance payments in connection with the expenses of defending any action or other matter with respect to which indemnification might be sought hereunder if the Trust receives a written undertaking to reimburse the Trust if it is subsequently determined that the indemnitee is not entitled to such indemnification. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Section 7. Other Rights. The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Declaration of Trust or the by-laws of the Trust, by contract or otherwise under law, by a vote of shareholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he may be lawfully entitled.

Section 8. Indemnification Of Employees And Agents. Subject to any limitations provided by the Investment Company Act of 1940 Act or otherwise under the Declaration of Trust or the by-laws of the Trust, contract or otherwise under law, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent permitted by applicable law, provided that such indemnification has been approved by a majority of the Trustees.